VERTEX ENERGY, INC. 8-K

Exhibit 99.1

Vertex Energy Announces Key Step in Strengthening Balance Sheet
Position with Private Exchange of Approximately $79.95 Million of 6.25% Convertible Notes Due 2027

HOUSTON, TX / BUSINESSWIRE / June 7, 2023 / Vertex Energy, Inc. (NASDAQ: VTNR) ("Vertex" or “the Company"), a leading specialty refiner and marketer of high-quality refined products, today announced that the Company has entered into privately negotiated exchange agreements with certain holders of its 6.25% Convertible Senior Notes due 2027 (the “Existing Notes”) to exchange approximately $79.9 million aggregate principal amount of the Existing Notes held by such holders (the “Exchanges”) for an aggregate of approximately 17.2 million newly issued shares of Vertex common stock, pursuant to an exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended. After the closing of the Exchanges, which is expected to occur on or around June 12, 2023, subject to customary closing conditions, approximately $15.2 million aggregate principal amount of the Existing Notes will remain outstanding. The Exchanges could affect the market price of Vertex’s common stock.

"The exchange of a significant portion of our outstanding convertible notes reflects the continued execution of our comprehensive strategic transition of the company into the Vertex of the future. This transaction enhances our financial flexibility and is a key step in improving our balance sheet position, following our transformational Mobile refinery acquisition," said Benjamin P. Cowart, Chairman and Chief Executive Officer of Vertex, who continued, "Our actions are expected to drive significant interest savings and help to preserve cash, enhancing our financial position as we further develop and expand our renewable fuels strategy."

Oppenheimer & Co. Inc. and ICR Capital LLC acted as financial advisors in connection with the Exchanges. The Loev Law Firm, PC acted as legal counsel to the Company, with Cooley LLP acting as legal counsel to Oppenheimer & Co. Inc.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Existing Notes, shares of the Company’s common stock or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

ABOUT VERTEX ENERGY

Vertex Energy is a leading energy transition company that specializes in producing both renewable and conventional fuels. Our innovative solutions are designed to enhance the performance of our customers and partners while also prioritizing sustainability, safety, and operational excellence. With a commitment to providing superior products and services, Vertex Energy is dedicated to shaping the future of the energy industry.

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the securities laws, including the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the timing for required approvals and certifications to sell renewable diesel; the future production of the Company’s Mobile refinery (the “Mobile Refinery”); anticipated and unforeseen events which could reduce future production at the refinery or delay planned capital projects, changes in commodity and credits values, and certain early termination rights associated with third party agreements and conditions precedent to such agreements; certain mandatory redemption provisions of the outstanding senior convertible notes, the conversion rights associated therewith, and dilution caused by such conversions and/or the exchanges discussed above or future exchanges; the Company’s ability to comply with required covenants under outstanding senior notes and a term loan and pay amounts due under such senior notes and term loan, including interest and other amounts due thereunder; the ability of the Company to retain and hire key personnel; the level of competition in our industry and our ability to compete; our ability to respond to changes in our industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; our ability to protect our intellectual property and not infringe on others’ intellectual property; our ability to scale our business; our ability to maintain supplier relationships and obtain adequate supplies of feedstocks; our ability to obtain and retain customers; our ability to produce our products at competitive rates; our ability to execute our business strategy in a very competitive environment; trends in, and the market for, the price of oil and gas and alternative energy sources; the impact of inflation on margins and costs; the volatile nature of the prices for oil and gas caused by supply and demand, including volatility caused by the ongoing Ukraine/Russia conflict, increased interest rates, recessions and increased inflation; our ability to maintain our relationships with our partners; the outcome of pending and potential future litigation, judgments and settlements; rules and regulations making our operations more costly or restrictive; changes in environmental and other laws and regulations and risks associated with such laws and regulations; economic downturns both in the United States and globally, increases in inflation and interest rates, increased costs of borrowing associated therewith and potential declines in the availability of such funding; risk of increased regulation of our operations and products; disruptions in the infrastructure that we and our partners rely on; interruptions at our facilities; unexpected and expected changes in our anticipated capital expenditures resulting from unforeseen and expected required maintenance, repairs, or upgrades; our ability to acquire and construct new facilities; our ability to effectively manage our growth; decreases in global demand for, and the price of, oil, due to inflation, recessions or other reasons, including declines in economic activity or global conflicts; our ability to acquire sufficient amounts of used oil feedstock through our collection routes, to produce finished products, and in the absence of such internally collected feedstocks, and our ability to acquire third-party feedstocks on commercially reasonable terms; expected and unexpected downtime at our facilities; our level of indebtedness, which could affect our ability to fulfill our obligations, impede the implementation of our strategy, and expose us to interest rate risk; dependence on third party transportation services and pipelines; risks related to obtaining required crude oil supplies, and the costs of such supplies; counterparty credit and performance risk; unanticipated problems at, or downtime effecting, our facilities and those operated by third parties; risks relating to our hedging activities; and risks relating to planned and future divestitures and acquisitions.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

INVESTOR CONTACT

John Ragozzino Jr., CFA (ICR)

IR@vertexenergy.com